UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-1365354 (Commission File Number)	26-2816569 (I.R.S. Employer Identification No.)

No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, The People’s Republic of China 150020 (Address of principal executive offices) (zip code)

(86) 0451-88355530
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Tel: (212) 930 9700
Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

On May 9, 2011, Weikang Bio-Technology Group Company, Inc. (the “Company”) notified Goldman Kurland and Mohidin LLP (“GKM”) that it was being dismissed as the Company’s registered independent public accounting firm.  The decision to dismiss GKM as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors on May 9, 2011.

No report of GKM on the Company’s financial statements for the fiscal years ended December 31, 2009 and 2010 and through May 9, 2011 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and 2010 and through May 9, 2011: (i) there have been no disagreements with GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GKM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) GKM did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1) of Regulation S-K..

The Company has provided GKM with a copy of the disclosure contained in this Current Report on Form 8-K and requested GKM to furnish a letter addressed to the Securities and Exchange Commission  stating whether it agrees with the above statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of this letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)   On May 9, 2011, the Audit Committee of the Company’s Board of Directors approved the engagement of Samuel H. Wong & Co., LLP (“SHW & Co”) as the Company’s independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2009 and 2010 and through May 9, 2011, neither the Company nor anyone on its behalf consulted with SHW & Co regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) or Regulation S-K (there being none).

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated May 9, 2011 from Goldman Kurland and Mohidin LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2011	WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By: /s/ Yin Wang
Yin Wang
Chief Executive Officer and Chairman of the Board